UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2017

Date of reporting period: July 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Trust’s schedule of investments is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

THIRD QUARTER REPORT
JULY 31, 2017

To read the latest calendar quarter Portfolio Manager Commentary, please visit

www.thirdave.com

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at July 31, 2017 (Unaudited)

Principal		Value
Amount($)	Security†	(Note 1)

Corporate Bonds - 1.32%
	Consumer Products - 1.32%
24,930,277	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 12/20/17 (a)(b)(c)(d)	$15,531,563

	Total Corporate Bonds
	(Cost $24,930,277)	15,531,563

Shares

Common Stocks - 89.99%
	Asset Management - 10.41%
1,327,913	Bank of New York Mellon Corp. (The)	70,419,226
1,329,056	Brookfield Asset Management, Inc., Class A (Canada)	51,686,988
		122,106,214
	Automotive - 2.02%
441,593	Toyota Industries Corp. (Japan)	23,692,317

	Banks - 10.58%
726,649	Comerica, Inc.	52,543,989
744,098	KeyCorp	13,423,528
451,200	PNC Financial Services Group, Inc. (The)	58,114,560
		124,082,077
	Computers-Integrated Systems - 2.05%
372,839	Cerner Corp. (e)	23,999,646

	Consumer Products - 3.87%
526,368	Home Products International, Inc. (a)(b)(d)(e)	—
6,750,782	Kingfisher PLC (United Kingdom)	26,198,141
501,930	Masco Corp.	19,138,591
		45,336,732
	Diversified Holding Companies - 11.56%
3,711,500	CK Hutchison Holdings, Ltd. (Cayman Islands)	48,840,091
878,725	Investor AB, Class B (Sweden)	41,673,470
276,068	Pargesa Holding S.A. (Switzerland)	22,031,477
3,052,000	Wheelock & Co., Ltd. (Hong Kong)	22,998,336
		135,543,374
	Electronic Components - 3.31%
265,007	Anixter International, Inc. (e)	20,869,301
467,694	Avnet, Inc.	17,950,096
		38,819,397

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at July 31, 2017 (Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks (continued)
	Forest Products & Paper - 5.64%
2,004,410	Weyerhaeuser Co., REIT	$66,185,618

	Industrial Machinery & Equipment - 2.68%
806,029	Johnson Controls International PLC (Ireland)	31,394,830

	Insurance & Reinsurance - 5.74%
72,073	Alleghany Corp. (e)	44,205,254
26,727	White Mountains Insurance Group, Ltd. (Bermuda)	23,108,164
		67,313,418
	Manufactured Housing - 3.46%
311,373	Cavco Industries, Inc. (e)	40,603,039

	Media & Entertainment - 1.92%
341,700	CBS Corp., Class B, Non-Voting Shares	22,494,111

	Medical Devices - 2.22%
426,400	LivaNova PLC (United Kingdom) (e)	25,984,816

	Metal Service Center - 2.00%
324,579	Reliance Steel & Aluminum Co.	23,486,537

	Oil & Gas Production & Services - 6.89%
555,006	Devon Energy Corp.	18,487,250
193,173	EOG Resources, Inc.	18,378,479
863,132	Total S.A. (France)	43,893,313
		80,759,042
	Pharmaceuticals - 4.10%
176,500	Amgen, Inc.	30,801,015
103,438	Shire PLC, ADR (Jersey)	17,330,003
		48,131,018
	Retailers - 1.97%
305,065	Ralph Lauren Corp.	23,078,167

	Senior Housing - 1.78%
1,466,533	Brookdale Senior Living, Inc. (e)	20,824,769

	Telecommunications - 2.53%
10,123,456	Vodafone Group PLC (United Kingdom)	29,675,449

	U.S. Homebuilder - 2.64%
589,518	Lennar Corp., Class A	30,914,324

	U.S. Real Estate Operating Companies - 2.03%
1,132,601	Tejon Ranch Co. (a)(e)	23,761,969

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at July 31, 2017 (Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks (continued)
	Utilities - 0.59%
456,807	Covanta Holding Corp.	$6,897,786

	Total Common Stocks
	(Cost $858,558,812)	1,055,084,650
Principal
Amount($)

Short-Term Investments - 3.41%
	U.S. Government Obligations - 3.41%
40,000,000	U.S. Treasury Bill, 0.960%, due 8/17/17 (f)	39,982,933

	Total Short-Term Investments
	(Cost $39,982,933)	39,982,933

	Total Investment Portfolio - 94.72%
	(Cost $923,472,022)	1,110,599,146
	Other Assets less Liabilities - 5.28%	61,880,173

	NET ASSETS - 100.00%	$1,172,479,319

	Investor Class:
	Net assets applicable to 250,071 shares outstanding	$13,726,856
	Net asset value, offering and redemption price per share	$54.89

	Institutional Class:
	Net assets applicable to 21,082,797 shares outstanding	$1,158,752,463
	Net asset value, offering and redemption price per share	$54.96

See accompanying notes to the Portfolios of Investments.

Third Avenue Trust
Third Avenue Value Fund Portfolio of Investments (continued) at July 31, 2017 (Unaudited)

Notes:

(a)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).

(b)	Fair-valued security.

(c)	Payment-in-kind security. Income may be paid as additional securities.
(d)	Security subject to restrictions on resale.

Shares/				Market
Principal		Acquisiton		Value
Amount($)	Issuer	Date	Cost	Per Unit
$526,368	Home Products International, Inc.	5/30/07	$54,667,471	$0.00
24,930,277	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 12/20/17	3/16/07 - 4/3/17	24,930,277	62.30

At July 31, 2017, these restricted securities had a total market value of $15,531,563 or 1.32% of net assets.

(e)	Non-income producing security.
(f)	Annualized yield at date of purchase.

†	U.S. issuer unless otherwise noted.

ADR: American Depositary Receipt.

REIT: Real Estate Investment Trust.

Country Concentration

% of
Net Assets
United States*	59.88%
United Kingdom	6.98
Canada	4.41
Cayman Islands	4.17
France	3.74
Sweden	3.55
Ireland	2.68
Japan	2.02
Bermuda	1.97
Hong Kong	1.96
Switzerland	1.88
Jersey	1.48
Total	94.72%

* Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

See accompanying notes to the Portfolios of Investments.

4

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at July 31, 2017 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks - 96.27%
	Asset Management - 0.80%
59,332	Legg Mason, Inc.	$2,373,873

	Auto Parts and Services - 4.90%
43,600	Dorman Products, Inc. (a)	3,404,288
268,100	Horizon Global Corp. (a)	3,737,314
63,347	Standard Motor Products, Inc.	3,191,422
38,564	Visteon Corp. (a)	4,301,428
		14,634,452
	Bank & Thrifts - 12.23%
102,906	Commerce Bancshares, Inc.	5,972,664
60,800	Cullen/Frost Bankers, Inc.	5,519,424
93,046	Prosperity Bancshares, Inc.	5,964,249
198,385	Southside Bancshares, Inc.	6,889,911
81,391	UMB Financial Corp.	5,669,697
189,675	Valley National Bancorp	2,253,339
111,300	WesBanco, Inc.	4,254,999
		36,524,283
	Building Products - 1.55%
214,700	Quanex Building Products Corp.	4,616,050

	Business Services - 7.69%
125,500	Korn/Ferry International	4,197,975
198,423	SP Plus Corp. (a)	6,488,432
185,400	TriNet Group, Inc. (a)	6,489,000
108,235	Viad Corp.	5,795,984
		22,971,391
	Computers-Integrated Systems - 2.22%
192,244	NetScout Systems, Inc. (a)	6,632,418

	Conglomerates - 1.34%
937	Seaboard Corp.	4,005,675

	Consulting and Information Technology Services - 7.88%
136,292	FTI Consulting, Inc. (a)	4,471,741
162,066	Genpact, Ltd. (Bermuda)	4,699,914
144,822	ICF International, Inc. (a)	6,553,195
400,706	Syntel, Inc.	7,809,760
		23,534,610

See accompanying notes to the Portfolios of Investments.

5

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at July 31, 2017 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Consumer Products and Services - 3.47%
194,701	G-III Apparel Group, Ltd. (a)	$5,068,067
57,158	VCA, Inc. (a)	5,291,688
		10,359,755
	Electronic Components - 3.55%
58,456	Anixter International, Inc. (a)	4,603,410
147,700	Insight Enterprises, Inc. (a)	5,984,804
		10,588,214
	Energy Exploration & Production - 2.00%
162,153	Carrizo Oil & Gas, Inc. (a)	2,555,531
72,700	PDC Energy, Inc. (a)	3,428,532
		5,984,063
	Food Distributors - 1.13%
91,661	Core-Mark Holding Co, Inc.	3,361,209

	Forest Products & Paper - 1.39%
267,005	Interfor Corp. (Canada) (a)	4,156,861

	General Building Contractors-Residential - 2.09%
283,400	BMC Stock Holdings, Inc. (a)	6,234,800

	Healthcare - 2.27%
91,542	AMN Healthcare Services, Inc. (a)	3,377,900
81,500	Patterson Cos., Inc.	3,400,180
		6,778,080
	Home Building - 1.83%
410,900	TRI Pointe Group, Inc. (a)	5,464,970

	Industrial Capital Equipment Manufacturers - 1.63%
80,900	Barnes Group, Inc.	4,868,562

	Industrial Equipment - 1.99%
51,706	Alamo Group, Inc.	4,809,175
22,467	CIRCOR International, Inc.	1,124,698
		5,933,873

	Industrial Services - 16.90%
89,857	ABM Industries, Inc.	4,009,419
181,275	Comfort Systems USA, Inc.	6,036,457
132,204	Cubic Corp.	6,299,521
82,107	EMCOR Group, Inc.	5,542,223

See accompanying notes to the Portfolios of Investments.

6

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at July 31, 2017 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	Industrial Services (continued)
241,920	Interface, Inc.	$4,584,384
60,262	Multi-Color Corp.	4,851,091
93,400	MYR Group, Inc. (a)	2,971,054
131,444	Tetra Tech, Inc.	6,237,018
29,910	UniFirst Corp.	4,254,698
175,419	World Fuel Services Corp.	5,673,050
		50,458,915
	Metals Manufacturing - 2.04%
62,678	Kaiser Aluminum Corp.	6,097,943

	Optical Components - 1.66%
182,400	Finisar Corp. (a)	4,964,928

	Pharmaceutical Intermediate - 1.29%
63,085	Cambrex Corp. (a)	3,848,185

	Retailers - 1.50%
248,400	DSW, Inc., Class A	4,481,136

	Securities Trading/Processing Services - 1.16%
62,900	DST Systems, Inc.	3,453,210

	Semiconductor Manufacturing - 1.58%
467,900	Photronics, Inc. (a)	4,702,395

	Software and Services - 2.03%
67,198	CSG Systems International, Inc.	2,778,637
102,555	Progress Software Corp.	3,282,786
		6,061,423
	Specialty Pharmaceuticals - 0.82%
49,933	ANI Pharmaceuticals, Inc. (a).	2,433,235

	Steel Producers - 1.21%
115,443	Haynes International, Inc.	3,611,057

	Technology Hardware & Equipment - 1.61%
91,307	Synaptics, Inc. (a)	4,803,661

	U.S. Real Estate Operating Companies - 4.51%
125,614	Alico, Inc.	3,793,543
414,367	Brookdale Senior Living, Inc. (a)	5,884,012

See accompanying notes to the Portfolios of Investments.

7

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at July 31, 2017 (Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks (continued)
	U.S. Real Estate Operating Companies (continued)
189,053	Kennedy-Wilson Holdings, Inc.	$3,799,965
		13,477,520
	Total Common Stocks (Cost $223,306,870)	287,416,747

	Total Investment Portfolio - 96.27% (Cost $223,306,870)	287,416,747
	Other Assets less Liabilities - 3.73%	11,120,702

	NET ASSETS - 100.00%	$298,537,449

	Investor Class:
	Net assets applicable to 222,128 shares outstanding	$4,913,038
	Net asset value, offering and redemption price per share	$22.12

	Institutional Class:
	Net assets applicable to 13,142,690 shares outstanding	$293,624,411
	Net asset value, offering and redemption price per share	$22.34

Notes:

(a)	Non-income producing security.

†	U.S. issuer unless otherwise noted.

Country Concentration

% of
Net Assets
United States	93.31%
Bermuda	1.57
Canada	1.39
Total	96.27%

See accompanying notes to the Portfolios of Investments.

8

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments

at July 31, 2017 (Unaudited)

Principal			Value
Amount‡		Security†	(Note 1)

Term Loans - 0.39%
		Non-U.S. Real Estate Operating Companies - 0.00%**
36,095	EUR	Concrete Investment II, Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (Luxembourg)(a)(b)(c)	$42,729

		Retail-Department Stores - 0.39%
10,000,000		Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, due 10/25/20 (d)	7,483,330

		Total Term Loans (Cost $8,279,590)	7,526,059

Shares

Common Stocks & Warrants - 91.55%
	Banks - 5.04%
1,186,849	PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (e)	73,098,030
520,400	Zions Bancorporation	23,584,528
		96,682,558
	Consulting/Management - 1.57%
618,100	FNF Group	30,200,366

	Forest Products & Paper - 9.91%
3,131,100	Rayonier, Inc., REIT	91,021,077
3,003,910	Weyerhaeuser Co., REIT	99,189,108
		190,210,185
	Lodging & Hotels - 1.38%
4,384,514	Millennium & Copthorne Hotels PLC (United Kingdom)	26,489,194

	Non-U.S. Real Estate Consulting/Management - 1.16%
1,840,432	Savills PLC (United Kingdom)	22,194,359

	Non-U.S. Real Estate Investment Trusts - 10.03%
4,889,153	Hammerson PLC (United Kingdom)	37,052,776
7,019,199	Land Securities Group PLC (United Kingdom)	94,657,592
8,723,614	Segro PLC (United Kingdom)	60,713,681
		192,424,049
	Non-U.S. Real Estate Operating Companies - 32.15%
2,077,489	Brookfield Asset Management, Inc., Class A (Canada)	80,793,547
13,433,000	Cheung Kong Property Holdings, Ltd. (Cayman Islands)	108,630,279
5,804,950	City Developments, Ltd. (Singapore)	48,184,936
47,713,300	Global Logistic Properties, Ltd. (Singapore)	116,450,555
13,603,077	Henderson Land Development Co., Ltd. (Hong Kong)	78,622,196

See accompanying notes to the Portfolios of Investments.

9

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks & Warrants (continued)
	Non-U.S. Real Estate Operating Companies (continued)
2,418,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	$37,411,942
11,387,275	Westfield Corp., REIT (Australia)	70,012,711
10,203,500	Wheelock & Co., Ltd. (Hong Kong)	76,888,441
		616,994,607
	Retail-Building Products - 1.78%
442,930	Lowe’s Cos., Inc.	34,282,782

	U.S. Homebuilder - 5.48%
2,004,761	Lennar Corp., Class A	105,129,667

	U.S. Real Estate Investment Trusts - 14.54%
1,667,531	First Industrial Realty Trust, Inc.	50,893,046
4,132,617	Forest City Realty Trust, Inc., Class A	100,753,202
297,747	JBG SMITH Properties (e)	10,564,064
1,005,700	Kimco Realty Corp.	20,295,026
467,362	Macerich Co. (The)	26,821,905
979,769	Parkway, Inc.	22,544,485
595,494	Vornado Realty Trust	47,252,449
		279,124,177
	U.S. Real Estate Operating Companies - 8.51%
1,712,857	Five Point Holdings, LLC, Class A (e)	25,521,569
4,557,222	Five Point Holdings, LLC, Class A (a)(e)(f)	66,647,576
982,100	Kennedy-Wilson Holdings, Inc.	19,740,210
941,627	Tejon Ranch Co. (e)	19,755,334
4,556,286	Trinity Place Holdings, Inc. (e)(f)(g)	31,666,181
		163,330,870
	Total Common Stocks & Warrants
	(Cost $1,143,219,808)	1,757,062,814

Notional
Amount($)

Purchased Options - 0.00%
Foreign Currency Call Options - 0.00%
280,000,000	U.S. Currency, strike 8.1400 HKD, expire 8/1/17 (e)	—
100,000,000	U.S. Currency, strike 1.4800 SGD, expire 8/14/17 (e)	—

Total Purchased Options
	(Cost $1,040,500)	—

See accompanying notes to the Portfolios of Investments.

10

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

Principal		Value
Amount($)	Security†	(Note 1)

Short-Term Investments - 4.17%
	U.S. Government Obligations - 4.17%
80,000,000	U.S. Treasury Bill, 0.960%, due 8/17/17 (h)	$79,965,867

	Total Short-Term Investments
	(Cost $79,965,867)	79,965,867

	Total Investment Portfolio - 96.11%
	(Cost $1,232,505,765)	1,844,554,740
	Other Assets less Liabilities - 3.89%	74,561,318

	NET ASSETS - 100.00%	$1,919,116,058

	Investor Class:
	Net assets applicable to 7,531,907 shares outstanding	$253,387,009
	Net asset value, offering and redemption price per share	$33.64

	Institutional Class:
	Net assets applicable to 49,202,285 shares outstanding	$1,665,729,049
	Net asset value, offering and redemption price per share	$33.85

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of July 31, 2017.
(d)	Unsettled security. Coupon rate is undetermined at July 31, 2017.
(e)	Non-income producing security.
(f)	Security subject to restrictions on resale.

				Market
		Acquisiton		Value
Shares	Issuer	Date	Cost	Per Unit
4,557,222	Five Point Holdings, LLC, Class A	5/9/08 - 4/3/13	$75,516,188	$14.62
4,556,286	Trinity Place Holdings, Inc.	10/2/13 - 3/31/17	21,123,824	6.95

At July 31, 2017, these restricted securities had a total market value of $98,313,757 or 5.12% of net assets.

(g)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).
(h)	Annualized yield at date of purchase.
‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.
**	Amount represents less than 0.01% of net assets.

EUR: Euro.

HKD: Hong Kong Dollar.

REIT: Real Estate Investment Trust.

SGD: Singapore Dollar.

See accompanying notes to the Portfolios of Investments.

11

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

Country Concentration

% of
Net Assets
United States*	51.40%
United Kingdom	12.56
Hong Kong	10.05
Singapore	8.58
Cayman Islands	5.66
Canada	4.21
Australia	3.65
Luxembourg**	0.00
Total	96.11%

* Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

** Amount represents less than 0.01% of net assets.

See accompanying notes to the Portfolios of Investments.

12

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments

at July 31, 2017 (Unaudited)

Principal		Value
Amount($)	Security†	(Note 1)

Corporate Bonds - 1.98%
	Oil & Gas Production & Services - 1.98%
2,900,000	Petroleum Geo-Services ASA, 7.375%, due 12/15/20 (Norway) (a)	$2,653,500

	Total Corporate Bonds
	(Cost $2,769,346)	2,653,500

Shares

Common Stocks - 90.15%
	Agricultural Equipment - 2.28%
265,100	CNH Industrial N.V. (Netherlands)	3,053,952

	Building & Construction Products/Services - 2.96%
759,900	Grupo Cementos de Chihuahua S.A.B de C.V. (Mexico)	3,968,426

	Capital Goods - 2.79%
65,159	Nexans S.A. (France)	3,732,579

	Commercial Services - 2.45%
757,176	IWG PLC (Jersey)	3,280,635

	Diversified Holding Companies - 7.75%
277,184	CK Hutchison Holdings, Ltd. (Cayman Islands)	3,647,499
563,000	Cosan Ltd., Class A (Bermuda)	4,121,160
100,233	Leucadia National Corp.	2,609,065
		10,377,724
	Engineering & Construction - 2.97%
26,924	Cie d’Entreprises CFE (Belgium)	3,974,504

	Food & Beverage - 2.68%
991,239	C&C Group PLC (Ireland)	3,590,680

	Forest Products & Paper - 12.26%
408,400	Interfor Corp. (Canada) (b)	6,358,166
43,571,741	Rubicon, Ltd. (New Zealand) (b)(c)	7,362,524
81,243	Weyerhaeuser Co., REIT	2,682,644
		16,403,334
	Media - 2.97%
172,152	Vivendi S.A. (France)	3,979,083

	Metals & Mining - 14.90%
299,990	Antofagasta PLC (United Kingdom)	3,746,287
9,454,712	Capstone Mining Corp. (Canada) (b)	9,100,184

See accompanying notes to the Portfolios of Investments.

13

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks (continued)
	Metals & Mining (continued)
986,100	Lundin Mining Corp. (Canada)	$7,094,700
		19,941,171
	Oil & Gas Production & Services - 8.59%
490,429	John Wood Group PLC (United Kingdom)	3,958,036
2,312,378	Petroleum Geo-Services ASA (Norway) (b)	5,071,541
13,899,800	Vard Holdings, Ltd. (Singapore) (b)	2,461,685
		11,491,262
	Real Estate - 15.33%
942,828	Atrium European Real Estate, Ltd. (Jersey)	4,408,659
511,184	Cheung Kong Property Holdings, Ltd. (Cayman Islands)	4,133,854
2,227,200	Global Logistic Properties, Ltd. (Singapore)	5,435,773
493,460	Henderson Land Development Co., Ltd. (Hong Kong)	2,852,068
2,217,078	Hibernia REIT, PLC (Ireland)	3,682,270
		20,512,624
	Retail & Restaurants - 6.51%
989,700	Arcos Dorados Holdings, Inc., Class A (British Virgin Islands) (b)	8,709,360

	Transportation Infrastructure - 5.71%
277,760	easyJet PLC (United Kingdom)	4,530,371
4,598,845	Santos Brasil Participacoes S.A. (Brazil) (b)	3,111,762
		7,642,133
	Total Common Stocks (Cost $128,930,138)	120,657,467

	Total Investment Portfolio - 92.13% (Cost $131,699,484)	123,310,967
	Other Assets less Liabilities - 7.87%	10,535,505

	NET ASSETS - 100.00%	$133,846,472

	Investor Class:
	Net assets applicable to 488,804 shares outstanding	$8,929,713
	Net asset value, offering and redemption price per share	$18.27

	Institutional Class:
	Net assets applicable to 6,837,269 shares outstanding	$124,916,759
	Net asset value, offering and redemption price per share	$18.27

See accompanying notes to the Portfolios of Investments.

14

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Non-income producing security.
(c)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).
†	U.S. issuer unless otherwise noted.

REIT: Real Estate Investment Trust.

Country Concentration

% of
Net Assets
Canada	16.85%
United Kingdom	9.14
British Virgin Islands	6.51
Singapore	5.90
Cayman Islands	5.81
Norway	5.77
France	5.76
Jersey	5.75
New Zealand	5.50
Ireland	5.43
United States	3.96
Bermuda	3.08
Belgium	2.97
Mexico	2.96
Brazil	2.33
Netherlands	2.28
Hong Kong	2.13
Total	92.13%

See accompanying notes to the Portfolios of Investments.

15

Third Avenue Trust

Notes to Portfolios of Investments

July 31, 2017 (Unaudited)

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of the following diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and Third Avenue International Value Fund (each a “Fund” and, collectively, the “Funds”). The Trust also contains the Third Avenue Focused Credit Fund, a separate non-diversified investment series of the Trust, whose portfolio of investments is presented separately. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Accounting policies:

The policies described below are followed consistently by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”). Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

16

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At July 31, 2017, such securities had a total fair value of $15,531,563, or 1.32% of net assets of Third Avenue Value Fund, and $66,690,305, or 3.48% of net assets of Third Avenue Real Estate Value Fund. There were no fair valued securities for Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund at July 31, 2017. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●      Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

17

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

●      Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●      Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker- dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

18

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask prices. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

19

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Funds’ investments as of July 31, 2017:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$19,138,591	$—	$—	$—
Diversified Holding Companies	—	—	—	6,730,225
Metals & Mining	—	—	—	16,194,884
Non-U.S. Real Estate Operating Companies	—	—	80,793,547	—
Oil & Gas Production & Services	36,865,729	—	—	2,461,685
Real Estate	—	—	—	8,090,929
Transportation Infrastructure	—	—	—	3,111,762
U.S. Real Estate Operating Companies	23,761,969	13,477,520	96,683,294	—
Other**	716,315,767	273,939,227	784,313,288	39,700,256
Total for Level 1 Securities	796,082,056	287,416,747	961,790,129	76,289,741
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks:
Automotive	23,692,317	—	—	—
Capital Goods	—	—	—	3,732,579
Commercial Services	—	—	—	3,280,635
Consumer Products	26,198,141	—	—	—
Diversified Holding Companies	135,543,374	—	—	3,647,499
Media	—	—	—	3,979,083
Metals & Mining	—	—	—	3,746,287
Non-U.S. Real Estate Investment Trusts	—	—	192,424,049	—
Non-U.S. Real Estate Operating Companies	—	—	536,201,060	—
Oil & Gas Production & Services	43,893,313	—	—	9,029,577
Real Estate	—	—	—	12,421,695
Telecommunications	29,675,449	—	—	—
Transportation Infrastructure	—	—	—	4,530,371
Corporate Bonds	—	—	—	2,653,500
Term Loans	—	—	7,483,330	—
Purchased Options:
Foreign Currency Call Options	—	—	—	—

20

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

Summary by Level of Inputs (continued)

	Third Avenue Value Fund		Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Short-Term Investments:
U.S. Government Obligations	$39,982,933		$—	$79,965,867	$—
Total for Level 2 Securities	298,985,527		—	816,074,306	47,021,226
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks:
Consumer Products	—	*	—	—	—
U.S. Real Estate Operating Companies	—		—	66,647,576	—
Corporate Bonds	15,531,563		—	—	—
Term Loans	—		—	42,729	—
Total for Level 3 Securities	15,531,563		—	66,690,305	—
Total Value of Investments	$1,110,599,146		$287,416,747	$1,844,554,740	$123,310,967

†	The value of securities that were transferred from Level 1 to Level 2 for Third Avenue Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund was $238,888,990, $660,005,860 and $32,181,385, respectively. The transfer was due to certain securities trading primarily outside the U.S. whose values were adjusted following the close of the local trading market at period end.

*	Investments fair valued at zero.

**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1, are recorded utilizing values as of the beginning of the period.

21

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund
	Common Stocks		Corporate Bonds	Limited Partnerships	Total
Balance as of 10/31/16 (fair value)
Consumer Products	$—	*	$17,402,785	$—	$17,402,785
Insurance & Reinsurance	—		—	12,217	12,217
Payment-in-kind
Consumer Products	—		726,125	—	726,125
Sales
Insurance & Reinsurance	—		—	(12,111)	(12,111)
Net change in unrealized gain/(loss)
Consumer Products	—		(2,597,347)	—	(2,597,347)
Insurance & Reinsurance	—		—	(12,217)	(12,217)
Net realized gain/(loss)
Insurance & Reinsurance	—		—	12,111	12,111
Balance as of 7/31/17 (fair value)
Consumer Products	—	*	15,531,563	—	15,531,563
Insurance & Reinsurance	—		—	—	—
Total	$—		$15,531,563	$—	$15,531,563
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2017:	$—		$(2,597,347)	$—	$(2,597,347)

*	Investments fair valued at zero.

Third Avenue Real Estate Value Fund
	Common Stocks		Preferred Stocks	Term Loans	Total
Balance as of 10/31/16 (fair value)
Non-U.S. Real Estate Operating Companies	$—		$36,079,757	$3,497,959	$39,577,716
U.S. Real Estate Operating Companies	93,753,455	**	—	—	93,753,455
Payment-in-kind
Non-U.S. Real Estate Operating Companies	—		—	108,132	108,132
Sales
Non-U.S. Real Estate Operating Companies	—		(31,802,983)	(3,446,063)	(35,249,046)
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—		5,863,814	703,270	6,567,084

22

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

Third Avenue Real Estate Value Fund (continued)

	Common Stocks	Preferred Stocks	Term Loans	Total
U.S. Real Estate Operating Companies	$(27,105,879)	$—	$—	$(27,105,879)
Net realized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	(10,140,588)	(820,569)	(10,961,157)
Balance as of 7/31/17 (fair value)
Non-U.S. Real Estate Operating Companies	—	—	42,729	42,729
U.S. Real Estate Operating Companies	66,647,576	—	—	66,647,576
Total	$66,647,576	$—	$42,729	$66,690,305
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2017:	$(27,105,879)	$—	$3,108	$(27,102,771)

**	Investment categorized as common stocks due to corporate action.

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

Third Avenue Value Fund	Fair Value at 7/31/17		Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Corporate Bonds	$15,532		Book Value	Restructuring value	$62.30
Other (a)	—	*
	$15,532

Third Avenue Real Estate Value Fund	Fair Value at 7/31/17	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Common Stocks	$66,648	Option Pricing Model (b)	Share volatility	1.85% (N/A)
Other (a)	42
	$66,690

(a)	Includes securities less than 0.50% of net assets within each respective Fund.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts.
*	Investments fair valued at zero.

23

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in restructuring value may increase (decrease) the fair value measurement.

Security transactions:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

●	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

●	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities (“PIKs”):

The Funds may invest in PIKs. PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2017.

24

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

Forward foreign currency contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended July 31, 2017, Third Avenue Real Estate Value Fund used forward foreign currency contracts for hedging foreign currency risks. As of July 31, 2017, the Third Avenue Real Estate Value Fund no longer held any forward foreign currency contracts.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments or foreign currency transactions.

25

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options or foreign currency. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the period ended July 31, 2017, Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies. Third Avenue International Value Fund used purchased options on exchange-traded funds to gain long exposure to the underlying instruments. As of July 31, 2017, the Third Avenue International Value Fund no longer held any purchased options on exchange-traded funds.

During the period ended July 31, 2017, Third Avenue Value Fund used written put options on equities to enhance the yield of the Fund. As of July 31, 2017, the Third Avenue Value Fund no longer held any written options on equities.

2.	INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of July 31, 2017:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund
Gross Unrealized Appreciation	$304,651,356	$75,148,825	$651,111,732	$25,436,213
Gross Unrealized Depreciation	(117,524,232)	(11,038,948)	(39,062,757)	(33,824,730)
Net Unrealized Appreciation/(Depreciation)	$187,127,124	$64,109,877	$612,048,975	$(8,388,517)

Book Cost	$923,472,022	$223,306,870	$1,232,505,765	$131,699,484

26

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2017 (Unaudited)

3.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

In 2016, the Third Avenue Focused Credit Fund became party to various derivative, securities class action and books and records lawsuits.

In 2016, the Adviser became party to various derivative and securities class action lawsuits.

In settlement of these lawsuits, the Adviser, the Third Avenue Focused Credit Fund and certain claimants entered into agreements that would require the Adviser to pay the Third Avenue Focused Credit Fund $25 million (using its own capital and insurance proceeds) and the Third Avenue Focused Credit Fund would then pay certain former and present shareholders a total of $14.25 million in full settlement of all claims raised in the litigations. These settlements were approved by the relevant courts and have now become final. The amount paid by the Adviser did not affect the Adviser’s ability to fully perform its investment advisory and other services to the Third Avenue Focused Credit Fund or the Trust.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

27

BOARD OF TRUSTEES

William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski

Patrick Reinkemeyer
Charles C. Walden — Chairman

Martin Shubik — Advisory Trustee
Martin J. Whitman — Chairman Emeritus

OFFICERS

Michael A. Buono — Chief Financial Officer, Treasurer

W. James Hall III — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802
Providence, RI 02940-8002

610-239-4600

800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Third Avenue Focused
Credit Fund

THIRD QUARTER REPORT
JULY 31, 2017

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Focused Credit Fund (the “Fund”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Fund’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Fund has delegated the voting of proxies relating to its voting securities to the Fund’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443- 1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov, and (iii) on the website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments

at July 31, 2017 (Unaudited)

Principal Amount‡	Security†	Value (Note 1)

Corporate Bonds - 44.89%
	Consumer Products - 44.89%
	Ideal Standard International S.A. (Luxembourg):
37,789,660 EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)	$44,735,256
46,622,388 EUR	Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (a)(b)(c)(d)(e)	55,191,406
		99,926,662
	Media/Cable - 0.00%
25,043,351	iHeartCommunications, Inc., Escrow, due 2/1/21 (c)	—

	Total Corporate Bonds
	(Cost $100,741,461)	99,926,662
Term Loans - 0.01%
	Financials - 0.01%
23,077 EUR	Concrete Investment II, Term Loan, Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/17 (Luxembourg)(c)(d)(f)	27,318

	Total Term Loans
	(Cost $31,203)	27,318
Shares

Common Stocks & Warrants - 3.56%
	Energy - 3.56%
124,461	Geokinetics, Inc. (b)(c)(e)(g)	3,238,475
45,252	Geokinetics, Inc., Warrants, expire 9/1/26 (b)(c)(e)(g)	1,177,005
53	Thunderbird Resources Equity, Inc. (c)(g)	3,498,357

	Total Common Stocks & Warrants
	(Cost $20,767,238)	7,913,837

Private Equities - 4.55%
	Consumer Products - 4.55%
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg) (b)(c)(e)(g)	10,138,787

	Total Private Equities
	(Cost $9,915,530)	10,138,787

See accompanying notes to the Portfolio of Investments.

1

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

Principal Amount($)	Security†	Value (Note 1)

Short-Term Investments - 32.11%
	U.S. Government Obligations - 32.11%
71,500,000	U.S. Treasury Bill, 0.960%, due 8/17/17 (h)	$71,469,493

	Total Short-Term Investments
	(Cost $71,469,493)	71,469,493

	Total Investment Portfolio - 85.12%
	(Cost $202,924,925)	189,476,097
	Other Assets less Liabilities - 14.88% (i)	33,115,120

	NET ASSETS - 100.00%	$222,591,217

	Institutional Class:
	Net assets applicable to 117,815,945 shares outstanding	$222,591,217
	Net asset value, offering and redemption price per share	$1.89

Notes:

(a)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated issuers - as defined in the Investment Company Act of 1940 (ownership by the Fund of 5% or more of the outstanding voting securities of these issuers).
(c)	Fair-valued security.
(d)	Payment-in-kind security. Income may be paid as additional securities or cash at the discretion of the issuer.
(e)	Security subject to restrictions on resale.

Shares/ Principal Amount[1]		Issuer	Acquisiton Date	Cost	Market Value Per Unit
124,461		Geokinetics, Inc.	5/22/13 - 5/14/14	$13,060,780	$26.02
45,252		Geokinetics, Inc., Warrants, expire 9/1/26	9/1/16	—	26.01
1,451,633,736,282		Ideal Standard International Equity S.A. Alpecs	10/31/14	9,915,530	0.00	[2]
46,622,388	EUR	Ideal Standard International S.A., Series C, 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14 - 5/1/17	55,640,405	118.38

EUR: Euro.

1) Denominated in U.S. Dollars unless otherwise noted.

2) Amount less than $0.01.

At July 31, 2017, these restricted securities had a total market value of $69,745,673 or 31.33% of net assets.

(f)	Variable rate security. The rate disclosed is in effect as of July 31, 2017.
(g)	Non-income producing security.
(h)	Annualized yield at date of purchase.
(i)	Includes restricted cash pledged to counterparty as collateral management for forward foreign currency contracts.
‡	Denominated in U.S. Dollars unless otherwise noted.
†	U.S. issuer unless otherwise noted.

EUR: Euro.

See accompanying notes to the Portfolio of Investments.

2

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at July 31, 2017 (Unaudited)

Country Concentration
% of Net Assets
Luxembourg	49.45%
United States*	35.67
Total	85.12%

* Includes cash equivalents, classified as Short-Term Investments on the Portfolio of Investments.

Schedule of Forward Foreign Currency Contracts

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 7/31/17	Unrealized Depreciation
92,999,764	EUR	JPMorgan Chase Bank, N.A.	8/25/17	$108,893,098	$110,248,539	$(1,355,441)

See accompanying notes to the Portfolio of Investments.

3

Third Avenue Trust

Third Avenue Focused Credit Fund
Notes to Portfolio of Investments

July 31, 2017 (Unaudited)

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Focused Credit Fund (the “Fund”) is a separate non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act of 1940) investment series of Third Avenue Trust (the “Trust”). The Trust, a Delaware business trust, is registered under the Investment Company Act of 1940 as an open-end management investment company. Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Fund.

On December 9, 2015, the Trust’s Board of Trustees (the “Board”) adopted a plan of liquidation (the “Plan of Liquidation”) for the Fund. Pursuant to the Plan of Liquidation, a cash distribution of $69 million (the “First Liquidating Distribution”) was paid to shareholders and the remaining assets of the Fund were contributed to a liquidating trust, FCF Liquidation Trust (the “Liquidating Trust”). Sales of Fund shares were terminated. Interests in the Liquidating Trust were then to be distributed in-kind to Fund shareholders. Subsequent to the Board’s adoption of the Plan of Liquidation, the Plan of Liquidation was modified (the “Modified Plan of Liquidation”). Pursuant to the Modified Plan of Liquidation, the First Liquidating Distribution was paid to Fund shareholders; however, the remaining assets which had been contributed to the Liquidating Trust were returned to the Fund, the vehicle to liquidate the Fund’s remaining assets. Pursuant to an exemptive order issued by the SEC on December 16, 2015, all redemptions in the Fund are suspended and subscriptions to the Fund are not accepted, retroactive to December 10, 2015. Effective December 10, 2015, the Adviser has waived its investment advisory and administration fees from the Fund. The Fund is currently in liquidation.

Below is a summary of all liquidating distributions, made after the adoption of the Modified Plan of Liquidation.

Record Date	Pay Date	Institutional Class Distribution Rate Per Share	Investor Class Distribution Rate Per Share		Approximate Cash Amount
12/9/15	12/16/15	$0.58613	$0.58613		$69 million
6/14/16	6/15/16	0.54632	0.54632		64 million
11/7/16	11/8/16	0.25463	N/A	*	30 million
11/28/16	11/29/16	1.18829	N/A	*	140 million
5/15/17	5/16/17	1.00000	N/A	*	118 million
7/11/17	7/12/17	1.00000	N/A	*	118 million

*	On August 26, 2016, the Fund combined share classes so that all shares of the Investor share class were converted into shares of the Institutional share class.

Accounting policies:

The policies described below are followed consistently by the Fund and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Security valuation:

Generally, the Fund’s investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Board, debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved by the Board or otherwise pursuant to policies and procedures approved by the Board. Forward foreign currency contracts are valued independently by service providers based on pricing models using the forward rate and are marked-to-market daily. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value determinations (and oversight of third parties used in valuation determinations), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Securities for which market quotations are not readily available are valued at “fair value,” as determined in good faith by the Committee as authorized by the Board, under policies and procedures approved by the Board. At July 31, 2017, such securities had a total fair value of $118,006,604, or 53.01% of the Fund’s net assets. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these policies and procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Instability in the high yield and distressed credit market, which varies over time, makes it more difficult to obtain market quotations on certain securities owned by the Fund.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●       Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●       Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●       Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations— U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask prices. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds—Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Fund’s investments as of July 31, 2017:

Level 2: Other Significant Observable Inputs
Investments in Securities:
Short-Term Investments:
U.S. Government Obligations	$71,469,493
Total for Level 2 Securities	71,469,493
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Energy	7,913,837
Corporate Bonds	99,926,662	*
Term Loans	27,318
Private Equities:
Consumer Products	10,138,787
Total for Level 3 Securities	118,006,604
Total Value of Investments	$189,476,097

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Summary by Level of Inputs (continued)

Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts -
Liabilities	$(1,355,441)

Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$(1,355,441)

*       Includes investments fair valued at zero.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate Bonds		Term Loans	Common Stocks & Warrants		Convertible Preferred Stocks and Private Equities		Total
Balance as of 10/31/16 (fair value)
Chemicals	$—	*	$9,452,973	$—		$5,158,228	(a)	$14,611,201
Consumer Products	78,824,258		—	—		2,358,437	(a)	81,182,695
Energy	—		13,222,458	10,022,527	*	—		23,244,985
Financials	—		61,938	—		—		61,938
Gaming & Entertainment	—		14,168,006	—		—		14,168,006
Manufacturing	46,078,921		21,312,719	—	*	—		67,391,640
Metals & Mining	1,882,345		—	—		—		1,882,345
Services	37,561,158		—	80,268,345	*	33,136	(b)	117,862,639
Transportation Services	—		—	1,454,185		5,282,296	(b)	6,736,481
Utilities	—		437,500	13,081,250		—		13,518,750
Purchases
Energy	—		145,646	—		—		145,646
Media/Cable	—	†	—	—		—		—
Utilities	—		400,000	—		—		400,000
Sales
Chemicals	—	‡	(9,512,796)	—		(5,610,451	)(a)	(15,123,247)
Energy	—		(14,082,056)	(181,800	)‡	—		(14,263,856)
Financials	—		(36,110)	—		—		(36,110)
Gaming & Entertainment	—		(14,088,717)	—		—		(14,088,717)
Manufacturing	(41,967,456)		(22,190,481)	(1)		—		(64,157,938)
Metals & Mining	(1,904,264)		—	—		—		(1,904,264)
Services	(39,842,649)		—	(84,461,790	)‡	—	(b)‡	(124,304,439)
Transportation Services	—		—	(836,441)		(4,968,340	)(b)	(5,804,781)
Utilities	—		(337,500)	(1,865,500)		—		(2,203,000)
Bond discount/(premium)
Chemicals	—		(242,443)	—		—		(242,443)
Consumer Products	1,645,920		—	—		—		1,645,920
Energy	—		38,428	—		—		38,428

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Reconciliation of Level 3 investments (continued)

	Corporate Bonds	Term Loans	Common Stocks & Warrants	Convertible Preferred Stocks and Private Equities		Total
Gaming & Entertainment	$—	$(783)	$—	$—		$(783)
Manufacturing	43,883	139,352	—	—		183,235
Metals & Mining	151,374	—	—	—		151,374
Payment-in-kind
Chemicals	—	120,441	—	—		120,441
Consumer Products	13,838,036	—	—	—		13,838,036
Energy	—	53,288	—	—		53,288
Financials	—	637	—	—		637
Manufacturing	2,997,091	—	—	—		2,997,091
Metals & Mining	3,727,341	—	—	—		3,727,341
Services	2,535,378	—	—	—		2,535,378
Net change in unrealized gain/(loss)
Chemicals	12,377,733	(107,139)	—	(1,537,894	)(a)	10,732,700
Consumer Products	5,618,448	—	—	7,780,350	(a)	13,398,798
Energy	—	(1,847,524)	(1,403,201)	—		(3,250,725)
Financials	—	10,707	—	—		10,707
Gaming & Entertainment	—	(204,004)	—	—		(204,004)
Manufacturing	8,060,827	(206,767)	1,743,600	—		9,597,660
Metals & Mining	57,060,258	—	—	—		57,060,258
Services	—	—	82,519,952	8,233,959	(b)	90,753,911
Transportation Services	—	—	3,901,458	12,451,361	(b)	16,352,819
Utilities	—	62,500	28,278,250	—		28,340,750
Net realized gain/(loss)
Chemicals	(12,377,733)	288,964	—	1,990,117	(a)	(10,098,652)
Energy	—	2,469,760	(523,689)	—		1,946,071
Financials	—	(9,854)	—	—		(9,854)
Gaming & Entertainment	—	125,498	—	—		125,498
Manufacturing	(15,213,266)	945,177	(1,743,599)	—		(16,011,688)
Metals & Mining	(60,917,054)	—	—	—		(60,917,054)
Services	(253,887)	—	(78,326,507)	(8,267,095	)(b)	(86,847,489)
Transportation Services	—	—	(4,519,202)	(12,765,317	)(b)	(17,284,519)
Utilities	—	(562,500)	(39,494,000)	—		(40,056,500)

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Reconciliation of Level 3 investments (continued)

	Corporate Bonds		Term Loans	Common Stocks & Warrants	Convertible Preferred Stocks and Private Equities		Total
Balance as of 7/31/17 (fair value)
Chemicals	$—		$—	$—	$—		$—
Consumer Products	99,926,662		—	—	10,138,787	(a)	110,065,449
Energy	—		—	7,913,837	—		7,913,837
Financials	—		27,318	—	—		27,318
Gaming & Entertainment	—		—	—	—		—
Manufacturing	—		—	—	—		—
Media/Cable	—	*	—	—	—		—
Metals & Mining	—		—	—	—		—
Services	—		—	—	—		—
Transportation Services	—		—	—	—		—
Utilities	—		—	—	—		—
Total	$99,926,662		$27,318	$7,913,837	$10,138,787		$118,006,604
Net change in unrealized gain/(loss) related to securities still held as of July 31,2017	$5,618,448		$1,987	$(2,016,190)	$7,780,350		$11,384,595

*	Includes investments fair valued at zero.
†	Investments acquired through corporate actions with zero cost.
‡	Includes investments sold with $0 proceeds.
(a)	Private equities.
(b)	Convertible preferred stocks.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

	Fair Value at 7/31/17	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
Corporate Bonds	$99,927	Book Value	Enterprise multiple	8.70x
Private Equities	10,139	Book Value	Enterprise multiple	8.70x
Common Stocks	3,498	Book Value	Enterprise multiple	1.16x
Common Stocks	3,238	Market Comparable Companies	Revenue multiple	0.71x
Warrants	1,177	Market Comparable Companies	Revenue multiple	0.71x
Other (a)	28*
	$118,007

(a)	Includes securities less than 0.50% of net assets of the Fund.
*	Includes investments fair valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples or revenue multiples may increase (decrease) the fair value measurement.

Security transactions:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

●    Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

●    Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities (“PIKs”):

PIKs may make a payment at each interest payment date in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

Term loans:

The Fund’s investments in loans typically are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2017.

Forward foreign currency contracts:

The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended July 31, 2017, the Fund used forward foreign currency contracts for hedging foreign currency risks.

Third Avenue Trust

Third Avenue Focused Credit Fund

Notes to Portfolio of Investments (continued)

July 31, 2017 (Unaudited)

2. INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of July 31, 2017:

Gross Unrealized Appreciation	$1,400,261
Gross Unrealized Depreciation	(14,849,089)
Net Unrealized Appreciation/(Depreciation)	$(13,448,828)
Book Cost	$202,924,925

3. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

In 2016, the Fund became party to various derivative, securities class action and books and records lawsuits.

In 2016, the Adviser became party to various derivative and securities class action lawsuits.

In settlement of these lawsuits, the Adviser, the Fund and certain claimants entered into agreements that would require the Adviser to pay the Fund $25 million (using its own capital and insurance proceeds), and the Fund would then pay certain former and present shareholders a total of $14.25 million in full settlement of all claims raised in the litigations. These settlements were approved by the relevant courts and have now become final. The amount paid by the Adviser did not affect the Adviser’s ability to fully perform its investment advisory and other services to the Fund or the Trust.

For additional information regarding the accounting policies of the Fund, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

BOARD OF TRUSTEES

William E. Chapman, II
Lucinda Franks
Edward J. Kaier
Eric Rakowski

Patrick Reinkemeyer
Charles C. Walden — Chairman

Martin Shubik — Advisory Trustee
Martin J. Whitman — Chairman Emeritus

OFFICERS

Michael A. Buono — Chief Financial Officer, Treasurer

W. James Hall III — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 9802
Providence, RI 02940-8002

610-239-4600

800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 4th Floor
New York, NY 10179

The information in this booklet is intended for shareholders of the Third Avenue Focused Credit Fund which has been operating pursuant to a plan of liquidation since December 16, 2015. For more information, please visit our website or contact your Relationship Manager at:

www.focusedcreditfund.com	622 Third Avenue	212.906.1160
	New York, NY 10017	creditupdates@thirdave.com

Item 2. Controls and Procedures.

(a)	The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	September 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	September 27, 2017

By:	/s/ Michael A. Buono

Name:	Michael A. Buono

Title:	Principal Financial Officer

Date:	September 27, 2017